Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events

Note 13 — Subsequent events

On February 1, 2019, Powerbridge Zhuhai entered into a loan agreement with Bank of China to obtain a loan of $436,332 for a term of one year and at a fixed annual interest rate of 4.8%. The bank loan was guaranteed by Mr. Ban Lor and secured by a restricted cash deposit of $65,450.

On April 4, 2019, the Company consummated its initial public offering (“IPO”) of 1,750,000 Ordinary Shares at a price of $5.00 per share. The gross proceeds from IPO was approximately $8.8 million. Immediately following the consummation of the IPO, there were an aggregate of 8,655,248 Ordinary Shares issued and outstanding. As a result of the IPO, the Ordinary Shares now trade on the Nasdaq Capital Market under the symbol “PBTS.”

On April 17, 2019, the Company obtained a line of credit in the maximum amount of $1,454,440 from Bank of Communication for working capital purpose. The line of credit is available for the period from April 17, 2019 to April 8, 2020. The interest and payment term will be determined at each individual withdraw. On April 19, 2019, the Company withdrew $647,338 from the line of credit with interest rate of 5.04% and due on April 18, 2020.